UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5582
Oppenheimer Cash Reserves
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: July 31
Date of reporting period: 07/30/2010

Item 1. Reports to Stockholders.

July 30, 2010

Oppenheimer

Cash Reserves

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

NOTES
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Fund’s investment strategy, allocations, and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
6 | OPPENHEIMER CASH RESERVES

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7 | OPPENHEIMER CASH RESERVES

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2010	July 30, 2010	July 30, 2010

Actual
Class A	$1,000.00	$1,000.10	$1.73
Class B	1,000.00	1,000.10	1.68
Class C	1,000.00	1,000.10	1.68
Class N	1,000.00	1,000.10	1.68

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.93	1.75
Class B	1,000.00	1,022.98	1.70
Class C	1,000.00	1,022.98	1.70
Class N	1,000.00	1,022.98	1.70
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 30, 2010 are as follows:

Class	Expense Ratios

Class A	0.35%
Class B	0.34
Class C	0.34
Class N	0.34
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager, Transfer Agent and Distributor. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
8 | OPPENHEIMER CASH RESERVES

STATEMENT OF INVESTMENTS July 30, 2010*

	Principal
	Amount	Value

Certificates of Deposit—22.5%
Yankee Certificates of Deposit—22.5%
Barclays Bank plc, New York, 0.525%, 7/19/11[1]	$30,000,000	$30,000,000
BNP Paribas, New York, 0.54%, 9/3/10	18,900,000	18,900,000
Credit Agricole Corporate & Investment Bank, New York Branch, 0.64%, 9/1/10	5,000,000	5,001,376
National Australia Bank, New York, 0.425%, 11/24/10[1]	35,000,000	35,000,000
Nordea Bank Finland plc, New York:
0.68%, 12/16/10	15,000,000	15,000,000
0.69%, 12/17/10	3,600,000	3,599,999
0.70%, 12/10/10	20,000,000	20,000,000
Rabobank Nederland NV, New York:
0.413%, 5/12/11[1]	12,000,000	12,000,000
0.429%, 6/27/11[1]	32,000,000	32,000,000
0.454%, 7/29/11	15,000,000	15,000,000
Royal Bank of Canada, New York, 0.346%, 10/1/10[1]	19,000,000	19,000,000
Toronto Dominion Bank, New York, 0.26%, 8/5/10	12,000,000	12,000,000
Westpac Banking Corp., New York:
0.28%, 10/12/10[1]	6,000,000	6,000,000
0.376%, 10/7/10[1]	30,000,000	30,000,000
0.446%, 12/7/10[1]	24,000,000	24,000,000

Total Certificates of Deposit (Cost $277,501,375)		277,501,375

Direct Bank Obligations—11.3%
Barclays US Funding LLC:
0.42%, 8/17/10	22,500,000	22,495,800
0.42%, 8/18/10	5,000,000	4,999,008
Commonwealth Bank of Australia, 0.39%, 10/1/10[2]	23,500,000	23,484,470
Credit Agricole North America, Inc., 0.40%, 8/4/10	16,600,000	16,599,447
Nordea North America, Inc.:
0.325%, 8/5/10	1,000,000	999,964
0.60%, 11/19/10	19,000,000	18,965,167
Societe Generale North America, Inc., 0.22%, 8/2/10	51,000,000	50,999,688

Total Direct Bank Obligations (Cost $138,543,544)		138,543,544

Short-Term Notes—61.1%
Capital Markets—3.3%
BNP Paribas Finance, Inc.:
0.40%, 8/11/10	6,400,000	6,399,289
0.59%, 9/15/10	11,300,000	11,291,666
0.59%, 9/17/10	21,000,000	20,983,824
0.60%, 9/24/10	2,400,000	2,397,840

		41,072,619

Commercial Banks—4.3%
ING (US) Funding LLC:
0.27%, 8/27/10	19,000,000	18,996,295
0.285%, 8/19/10	15,000,000	14,997,863
0.30%, 8/4/10	19,200,000	19,199,520

		53,193,678

Diversified Financial Services—3.3%
General Electric Capital Services, 0.43%, 9/27/10	39,900,000	39,872,835
Electric Utilities—2.4%
Electricite De France, 0.32%, 8/18/10	30,000,000	29,995,467
Insurance—1.9%
United of Omaha Life Insurance Co.:
0.646%, 12/29/10[1]	18,000,000	18,000,000
0.646%, 12/29/10[1]	5,000,000	5,000,000

		23,000,000
9 | OPPENHEIMER CASH RESERVES

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Leasing & Factoring—4.8%
Toyota Motor Credit Corp.:
0.50%, 8/6/10	$27,200,000	$27,198,111
0.50%, 8/10/10	18,000,000	17,997,750
0.54%, 8/20/10	14,300,000	14,295,925

		59,491,786

Municipal—11.1%
Allegheny Cnty., PA Industrial Development Authority Bonds, Union Electric Steel Corp., Series 1997, 0.33%, 8/2/10[1]	3,000,000	3,000,000
Anchor Holdings II LLC Nts., Series 2001, 0.60%, 8/15/10[1]	5,540,000	5,540,000
Ashland, WI Industrial Development Revenue Bonds, Larson-Juhl US LLC Project, Series 2000, 0.47%, 8/1/10[1]	3,250,000	3,250,000
Atmore, AL Special Purpose Wts., Industrial Park Project, Series 04B, 0.37%, 8/2/10[1]	3,725,000	3,725,000
Berkley Realty Co. LLC Bonds, Series 2002A, 0.37%, 8/2/10[1]	3,040,000	3,040,000
Berks Medical Realty LP Revenue Bonds, Series 2001, 0.37%, 8/2/10[1]	3,760,000	3,760,000
Birmingham, AL Industrial Development Board Solid Waste Revenue Bonds, American Cast Iron, Series 2000, 0.40%, 8/1/10[1]	2,690,000	2,690,000
Capital One Funding Corp., Series 2000B, 0.37%, 8/1/10[1]	4,972,000	4,972,000
Columbus, GA Development Authority Revenue Bonds, MAC Property LLC Project, Series 2007, 0.37%, 8/2/10[1]	1,615,000	1,615,000
Davidson Cnty. Industrial Facility & Pollution Control Finance Authority, Diebold, Inc. Project, Series 1997, 0.40%, 8/1/10[1]	6,800,000	6,800,000
FL Orthopaedic Institute Surgery Center LLC Bonds, Series 2001, 0.37%, 8/2/10[1]	2,800,000	2,800,000
Hailey, ID Industrial Development Corp. Revenue Bonds, Rocky Mountain Hardware Project, Series 2006, 0.47%, 8/2/10[1]	1,695,000	1,695,000
IA Finance Authority Bonds, M.H. Eby, Inc. Project, Series 2005, 0.35%, 8/2/10[1]	1,835,000	1,835,000
IL Finance Authority, Gift of Hope Organ & Tissue Donor Network, Series 2008, 0.38%, 8/2/10[1]	7,500,000	7,500,000
IN Finance Authority Environmental Revenue Bonds, Duke Energy Indiana, Inc., Series 2009 A-1, 0.32%, 8/2/10[1]	2,025,000	2,025,000
Intrepid Museum Foundation Revenue Bonds, Series 2006, 0.356%, 8/2/10[1]	7,080,000	7,080,000
Mountain Agency, Inc. (The) Securities, Series 2003, 0.35%, 8/2/10[1]	11,260,000	11,260,000
MS Business Finance Corp. Revenue Bonds, Olin Corp. Project, Series 2005, 0.40%, 8/2/10[1]	1,600,000	1,600,000
Muskogee, OK Trust Port Authority Industrial Development Revenue Bonds, Uni-Steel, Inc., Series 1998, 0.45%, 8/2/10[1]	2,850,000	2,850,000
10 | OPPENHEIMER CASH RESERVES

	Principal
	Amount	Value

Municipal Continued
National Geographic School Publishing, Inc. Nts., Series 2006, 0.34%, 8/2/10[1]	$4,100,000	$4,100,000
NJ Economic Development Authority Bonds, MZR Real Estate, Series 2007B, 0.37%, 8/2/10[1]	3,895,000	3,895,000
Oneida Cnty., NY Industrial Development Agency, Mohawk Valley Network, Series 2006F, 0.39%, 8/5/10[1]	4,870,000	4,870,000
OR Economic Development Revenue Bonds, Oregon Precision Industries, Series 204A, 0.45%, 8/1/10[1]	1,000,000	1,000,000
PA Economic Development Finance Authority, John W. Gleim Jr., Inc. Project, Series 2009B1, 0.35%, 8/2/10[1]	1,500,000	1,500,000
Polk Cnty., FL Industrial Development Authority Revenue Bonds, Watson Clinic, Series 1999, 0.35%, 8/1/10[1]	2,350,000	2,350,000
Raleigh, NC Certificates of Participation, Series 2008, 0.32%, 8/2/10[1]	3,665,000	3,665,000
Ridgewood Associates Bonds, Series 2005, 0.37%, 8/2/10[1]	3,620,000	3,620,000
Ross Sinclaire Real Estate Trust LLC Nts., 0.37%, 8/2/10[1]	2,125,000	2,125,000
San Antonio, TX Special Facilities Bonds, Cessna Aircraft Project, Series 1995, 0.45%, 8/1/10[1]	2,100,000	2,100,000
Savanna, IL Industrial Development Revenue Bonds, Metform Corp., Series 1994A, 0.32%, 8/2/10[1]	4,300,000	4,300,000
SC Jobs Economic Development Authority, Ortec, Inc. Project, Series 2000B, 0.45%, 8/1/10[1]	1,900,000	1,900,000
Sheridan Cnty., AR Industrial Development Revenue Bonds, Centria Project, Series 2000A, 0.35%, 8/2/10[1]	2,600,000	2,600,000
Tennis For Charity, Inc. Bonds, Series 2004, 0.34%, 8/2/10[1]	1,640,000	1,640,000
Vigo Cnty., IN Economic Development Revenue Bonds, Republic Services, Inc. Project, Series 03, 0.32%, 8/2/10[1]	5,000,000	5,000,000
Washington Cnty., PA Industrial Development Authority Bonds, AccuTrex Products, Inc. Project, Series 1996, 0.35%, 8/2/10[1]	900,000	900,000
Westchester Cnty. Industrial Development Agency Bonds, BWP Distributors, Inc., Series 1997, 0.37%, 8/2/10[1]	1,950,000	1,950,000
Whitehall, WI Industrial Development Revenue Bonds, Whitehall Specialties, 0.38%, 8/2/10[1]	5,100,000	5,100,000
Winston-Salem, NC Certificates of Participation, Series 1992, 0.36%, 8/4/10[1]	6,250,000	6,250,000

		135,902,000

Receivables Finance—19.0%
Barton Capital Corp.:
0.25%, 8/10/10[2]	22,104,000	22,102,543
0.30%, 8/4/10[2]	7,000,000	6,999,825
0.31%, 8/9/10[2]	10,000,000	9,999,311
0.32%, 8/11/10[2]	7,900,000	7,899,298
0.33%, 8/12/10[2]	6,026,000	6,025,392
11 | OPPENHEIMER CASH RESERVES

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Receivables Finance Continued
Chariot Funding LLC, 0.43%, 9/22/10[2]	$11,000,000	$10,993,168
Fairway Finance Corp.:
0.46%, 8/13/10[2]	12,600,000	12,598,068
0.47%, 9/8/10[2]	1,333,000	1,332,339
Falcon Asset Securitization Co. LLC, 0.40%, 8/12/10[2]	18,400,000	18,397,751
Gemini Securitization Corp.:
0.33%, 8/6/10[2]	12,900,000	12,899,409
0.33%, 8/11/10[2]	22,000,000	21,997,983
Jupiter Securitization Co. LLC:
0.32%, 10/27/10[2]	16,000,000	15,987,627
0.40%, 8/3/10[2]	3,500,000	3,499,922
0.40%, 10/6/10[2]	7,000,000	6,994,867
0.42%, 10/4/10[2]	20,000,000	19,985,067
Market Street Funding LLC:
0.27%, 8/17/10[2]	8,550,000	8,548,936
0.31%, 9/17/10[2]	18,724,000	18,716,422
Old Line Funding Corp., 0.43%, 8/9/10[2]	15,600,000	15,598,509
Thunder Bay Funding LLC, 0.23%, 8/5/10[2]	13,000,000	12,999,682

		233,576,119

Special Purpose Financial—11.0%
Crown Point Capital Co.:
0.50%, 8/2/10	23,900,000	23,899,668
0.50%, 8/9/10	18,000,000	17,998,000
FCAR Owner Trust I:
0.35%, 8/30/10	15,000,000	14,995,771
0.51%, 10/5/10	21,900,000	21,879,834
Lexington Parker Capital Co. LLC:
0.50%, 8/2/10[2]	14,250,000	14,249,802
0.50%, 8/11/10[2]	14,000,000	13,998,056
0.50%, 8/13/10[2]	13,000,000	12,997,833
0.50%, 9/16/10[2]	15,400,000	15,390,161

		135,409,125

Total Short-Term Notes (Cost $751,513,629)		751,513,629

U.S. Government Agencies—2.3%
Federal Home Loan Bank:
0.50%, 10/29/10-4/6/11	13,200,000	13,195,911
0.75%, 6/21/11	15,000,000	15,000,000

Total U.S. Government Agencies (Cost $28,195,911)		28,195,911

U.S. Government Obligations—3.1%
U.S. Treasury Nts.:
0.875%, 2/28/11-4/30/11	25,500,000	25,571,811
4.875%, 7/31/11	6,000,000	6,266,590
5.125%, 6/30/11	6,000,000	6,255,192

Total U.S. Government Obligations (Cost $38,093,593)		38,093,593

Total Investments, at Value (Cost $1,233,848,052)	100.3%	1,233,848,052
Liabilities in Excess of Other Assets	(0.3)	(3,912,838)

Net Assets	100.0%	$1,229,935,214

12 | OPPENHEIMER CASH RESERVES

Footnotes to Statement of Investments
Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.
*   July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
1. Rate represents the current interest rate and date represents the date that the interest rate resets for a variable or increasing rate security.
2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $313,696,441 or 25.51% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 30, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Certificates of Deposit	$—	$277,501,375	$—	$277,501,375
Direct Bank Obligations	—	138,543,544	—	138,543,544
Short-Term Notes	—	751,513,629	—	751,513,629
U.S. Government Agencies	—	28,195,911	—	28,195,911
U.S. Government Obligations	—	38,093,593	—	38,093,593

Total Assets	$—	$1,233,848,052	$—	$1,233,848,052

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER CASH RESERVES

STATEMENT OF ASSETS AND LIABILITIES July 30, 20101

Assets
Investments, at value (cost $1,233,848,052)—see accompanying statement of investments	$1,233,848,052
Cash	1,508,671
Receivables and other assets:
Shares of beneficial interest sold	2,184,105
Interest	459,112
Other	134,729

Total assets	1,238,134,669

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	7,756,534
Transfer and shareholder servicing agent fees	291,164
Shareholder communications	87,607
Trustees’ compensation	14,439
Dividends	3,908
Other	45,803

Total liabilities	8,199,455

Net Assets	$1,229,935,214

Composition of Net Assets
Par value of shares of beneficial interest	$1,229,974
Additional paid-in capital	1,228,723,588
Accumulated net investment loss	(18,348)

Net Assets	$1,229,935,214

14 | OPPENHEIMER CASH RESERVES

Net Asset Value Per Share

Class A Shares:
Net asset value, redemption price and offering price per share (based on net assets of $529,100,531 and 529,134,421 shares of beneficial interest outstanding)	$1.00

Class B Shares:
Net asset value, redemption price and offering price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $123,708,847 and 123,708,413 shares of beneficial interest outstanding)	$1.00

Class C Shares:
Net asset value, redemption price and offering price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $308,552,162 and 308,554,380 shares of beneficial interest outstanding)	$1.00

Class N Shares:
Net asset value, redemption price and offering price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $268,573,674 and 268,576,325 shares of beneficial interest outstanding)	$1.00

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
15 | OPPENHEIMER CASH RESERVES

STATEMENT OF OPERATIONS For the Year Ended July 30, 20101

Investment Income
Interest	$5,378,734
Other income	39,832

Total investment income	5,418,566

Expenses
Management fees	6,082,141
Distribution and service plan fees:
Class A	1,119,757
Class B	1,163,840
Class C	2,581,155
Class N	1,308,795
Transfer and shareholder servicing agent fees:
Class A	1,533,054
Class B	506,800
Class C	954,823
Class N	685,665
Shareholder communications:
Class A	143,567
Class B	41,207
Class C	57,453
Class N	13,034
Insurance expenses	71,634
Trustees’ compensation	66,345
Custodian fees and expenses	8,720
Other	308,203

Total expenses	16,646,193
Less waivers and reimbursements of expenses	(11,259,881)

Net expenses	5,386,312

Net Investment Income	32,254

Net Realized Gain on Investments	3,689

Net Increase in Net Assets Resulting from Operations	$35,943

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
16 | OPPENHEIMER CASH RESERVES

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2010[1]	2009

Operations
Net investment income	$32,254	$14,374,919
Net realized gain	3,689	10,799

Net increase in net assets resulting from operations	35,943	14,385,718

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(50,380)	(6,676,883)
Class B	(12,942)	(1,682,990)
Class C	(31,280)	(3,421,530)
Class N	(27,079)	(2,593,516)

	(121,681)	(14,374,919)
Distributions from net realized gain:
Class A	(4,335)	—
Class B	(1,114)	—
Class C	(2,692)	—
Class N	(2,330)	—

	(10,471)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(128,181,453)	98,827,762
Class B	(84,753,937)	53,084,955
Class C	(108,148,333)	98,196,934
Class N	(63,598,309)	52,813,138

	(384,682,032)	302,922,789

Net Assets
Total increase (decrease)	(384,778,241)	302,933,588
Beginning of period	1,614,713,455	1,311,779,867

End of period (including accumulated net investment income (loss) of $(18,348) and $12,597, respectively)	$1,229,935,214	$1,614,713,455

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
17 | OPPENHEIMER CASH RESERVES

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2010[1]		2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[2]	—	[3]	.01	.03	.04	.03
Net realized gain (loss)	—	[3]	— [3]	—	— [3]	— [3]

Total from investment operations	—	[3]	.01	.03	.04	.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	[3]	(.01)	(.03)	(.04)	(.03)
Distributions from net realized gain	—	[3]	—	—	— [3]	—

Total dividends and/or distributions to shareholders	—	[3]	(.01)	(.03)	(.04)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return[4]	0.01%		1.02%	3.45%	4.54%	3.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$529,100		$657,312	$558,480	$440,693	$445,571

Average net assets (in thousands)	$578,864		$688,120	$521,970	$432,909	$403,664

Ratios to average net assets:[5]
Net investment income	0.00%[6]		0.97%	3.33%	4.45%	3.48%
Total expenses	0.96%		0.93%	0.94%	1.03%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.40%		0.85%	0.89%	0.97%	0.99%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Less than 0.005%.
See accompanying Notes to Financial Statements.
18 | OPPENHEIMER CASH RESERVES

Class B Year Ended July 31,	2010[1]		2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss)[2]	—	[3]	.01	.03	.04	.03
Net realized gain (loss)	—	[3]	— [3]	—	— [3]	— [3]

Total from investment operations	—	[3]	.01	.03	.04	.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	[3]	(.01)	(.03)	(.04)	(.03)
Distributions from net realized gain	—	[3]	—	—	— [3]	—

Total dividends and/or distributions to shareholders	—	[3]	(.01)	(.03)	(.04)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return[4]	0.01%		0.84%	3.18%	4.29%	3.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,709		$208,508	$155,422	$105,041	$149,571

Average net assets (in thousands)	$154,948		$222,601	$131,647	$112,029	$130,319

Ratios to average net assets:[5]
Net investment income (loss)	(0.02)%		0.76%	3.02%	4.20%	3.21%
Total expenses	1.58%		1.48%	1.45%	1.52%	1.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.42%		1.03%	1.15%	1.21%	1.23%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
19 | OPPENHEIMER CASH RESERVES

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended July 31,	2010[1]		2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[2]	—	[3]	.01	.03	.04	.03
Net realized gain (loss)	—	[3]	— [3]	—	— [3]	— [3]

Total from investment operations	—	[3]	.01	.03	.04	.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	[3]	(.01)	(.03)	(.04)	(.03)
Distributions from net realized gain	—	[3]	—	—	— [3]	—

Total dividends and/or distributions to shareholders	—	[3]	(.01)	(.03)	(.04)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return[4]	0.01%		0.84%	3.19%	4.22%	3.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$308,552		$416,717	$318,517	$194,558	$169,106

Average net assets (in thousands)	$343,859		$454,642	$271,236	$151,581	$126,260

Ratios to average net assets:[5]
Net investment income	0.00%[6]		0.75%	3.00%	4.14%	3.23%
Total expenses	1.52%		1.45%	1.44%	1.59%	1.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.39%		1.02%	1.14%	1.27%	1.28%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Less than 0.005%.
See accompanying Notes to Financial Statements.
20 | OPPENHEIMER CASH RESERVES

Class N Year Ended July 31,	2010[1]		2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income[2]	—	[3]	.01	.03	.04	.03
Net realized gain (loss)	—	[3]	— [3]	—	— [3]	— [3]

Total from investment operations	—	[3]	.01	.03	.04	.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	[3]	(.01)	(.03)	(.04)	(.03)
Distributions from net realized gain	—	[3]	—	—	— [3]	—

Total dividends and/or distributions to shareholders	—	[3]	(.01)	(.03)	(.04)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return[4]	0.01%		0.84%	3.17%	4.28%	3.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$268,574		$332,176	$279,361	$253,631	$234,809

Average net assets (in thousands)	$285,549		$333,117	$256,809	$234,641	$221,369

Ratios to average net assets:[5]
Net investment income	0.01%		0.78%	3.06%	4.19%	3.20%
Total expenses	1.18%		1.21%	1.22%	1.27%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.39%		1.03%	1.17%	1.21%	1.26%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
21 | OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Cash Reserves (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is the net asset value per share without any initial sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since July 30, 2010 represents the last day during the Fund’s 2010 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal
22 | OPPENHEIMER CASH RESERVES

valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed Net	Undistributed	Accumulated Loss
Investment Income	Long-Term Gains	Carryforward[1,2]

$—	$—	$—

1.	During the fiscal year ended July 30, 2010, the Fund did not utilize any capital loss carryforwards.

2.	During the fiscal year ended July 31, 2009, the Fund utilized $328 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
23 | OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Accordingly, the following amounts have been reclassified for July 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction to
Reduction	to Accumulated Net	Accumulated Net Realized
to Paid-in Capital	Investment Loss	Gain on Investments

$54,793	$58,482	$3,689
The tax character of distributions paid during the years ended July 30, 2010 and July 31, 2009 was as follows:

	Year Ended	Year Ended
	July 30, 2010	July 31, 2009

Distributions paid from:
Ordinary income	$132,152	$14,374,919
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a
24 | OPPENHEIMER CASH RESERVES

rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 30, 2010		Year Ended July 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	399,410,215	$399,410,215	755,765,274	$755,765,274
Dividends and/or distributions reinvested	52,091	52,091	6,549,655	6,549,655
Redeemed	(527,643,759)	(527,643,759)	(663,487,167)	(663,487,167)

Net increase (decrease)	(128,181,453)	$(128,181,453)	98,827,762	$98,827,762

Class B
Sold	71,452,585	$71,452,585	249,602,845	$249,602,845
Dividends and/or distributions reinvested	13,298	13,298	1,635,344	1,635,344
Redeemed	(156,219,820)	(156,219,820)	(198,153,234)	(198,153,234)

Net increase (decrease)	(84,753,937)	$(84,753,937)	53,084,955	$53,084,955

Class C
Sold	254,827,852	$254,827,852	603,996,260	$603,996,260
Dividends and/or distributions reinvested	33,405	33,405	3,316,437	3,316,291
Redeemed	(363,009,590)	(363,009,590)	(509,115,617)	(509,115,617)

Net increase (decrease)	(108,148,333)	$(108,148,333)	98,197,080	$98,196,934

25 | OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended July 30, 2010		Year Ended July 31, 2009
	Shares	Amount	Shares	Amount

Class N
Sold	156,218,242	$156,218,242	273,681,068	$273,681,068
Dividends and/or distributions reinvested	29,206	29,206	2,558,750	2,558,750
Redeemed	(219,845,757)	(219,845,757)	(223,426,680)	(223,426,680)

Net increase (decrease)	(63,598,309)	$(63,598,309)	52,813,138	$52,813,138

3. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	0.500%
Next $250 million	0.475
Next $250 million	0.450
Next $250 million	0.425
Over $1 billion	0.400
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 30, 2010, the Fund paid $3,720,147 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.20% of the average annual net assets of Class A shares of the Fund. Effective July 1, 2009, the Distributor has voluntarily agreed to set that rate at 0.00%. When applicable, the Distributor uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor
26 | OPPENHEIMER CASH RESERVES

for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B shares and Class C shares and 0.25% on Class N shares. The Distributor is entitled to receive a service fee of 0.25% per year under each plan, but the Board of Trustees has not authorized the Fund to pay the service fees on Class B and Class C shares at this time. Beginning July 1, 2009, the Distributor has voluntarily decreased the rates for the asset-based sales charges for Class B, Class C and Class N shares and service fees for Class N shares to 0.00%. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2010 were as follows:

Class C	$2,450,219
Class N	11,388,646
Sales Charges. Contingent deferred sales charges (“CDSC”) do not represent an expense of the Fund. They are deducted from the proceeds of redemptions of Fund shares prior to remittance. The CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

	Class A	Class B	Class C	Class N
	Contingent	Contingent	Contingent	Contingent
	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 30, 2010	$11,252	$25,061	$484	$18,090
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s management fee to an annual rate of 0.40% of the Fund’s daily net assets for each class of shares. As a result of this limitation, for the year ended July 30, 2010, the Manager waived $625,004 in advisory fees. In addition, the Manager has voluntarily undertaken to waive fees and/or reimburse Fund expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. As a result, for the year ended July 30, 2010, the Manager waived fees and/or reimbursed the Fund $1,878,756, $557,425, $1,157,893 and $725,690 for Class A, Class B, Class C and Class N shares, respectively. There is no guarantee that the Fund will maintain a positive yield.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended July 30, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$12,366
27 | OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS Continued
3. Fees and Other Transactions with Affiliates Continued
Effective July 1, 2009, the Distributor voluntarily agreed to set the fee rate it is entitled to receive under the Distribution and/or Service Plans for Class A, Class B, Class C, and Class N shares at 0.00%. For the year ended July 30, 2010, the Distributor waived receipt of Distribution and/or Service (12b-1) Fees from Class A, Class B, Class C, and Class N shares in the amount of $1,138,501, $1,163,840, $2,581,155 and $1,419,251, respectively. The amounts waived during the period exceed the fee amounts reported on the Statement of Operations for Classes A and N by an amount of prior period service plan payments that were voluntarily returned to the Distributor by brokers. The Distributor returned these amounts to the Fund which recorded the benefit as a reduction to current period fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
4. Temporary Guarantee Program for Money Market Funds
The Fund’s Board of Trustees elected for the Fund to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Treasury Department. The Treasury Department accepted the Fund’s application to participate in the Program and entered into a Guarantee Agreement with the Fund dated as of September 19, 2008. The Fund also notified the Treasury Department of its intent to continue its participation in the Program through September 18, 2009. The Program could not be extended beyond September 18, 2009.
     Under the Program, shareholders of the Fund as of the close of business on September 19, 2008 were guaranteed against loss in the event that the Fund’s net asset value fell below $0.995. The Program applied only to shareholders of record as of the close of business on September 19, 2008. The number of shares covered by the Program was the lesser of (a) the number of shares of the Fund owned by the shareholder on September 19, 2008 or (b) the number of shares owned by the shareholder on the date the Fund’s net asset value fell below $0.995. If the number of shares of the Fund a shareholder held after September 19, 2008 fluctuated during the Program period due to purchases or redemptions of shares, any shares in excess of the amount held as of the close of business on September 19, 2008 would not have been covered.
     The Fund paid a fee to participate in the Program’s initial term in the amount equal to 0.01% of the Fund’s net assets as of the close of business on September 19, 2008. The Fund paid a fee to continue its participation in the Program through April 30, 2009 in the amount of 0.015% of the Fund’s net assets as of the close of business on September 19, 2008. The Fund paid an additional fee to continue its participation in the Program through September 18, 2009 in the amount of 0.015% of the Fund’s net assets as of the close of business on September 19, 2008. Fees paid by the Fund to participate in the Program are shown as “Insurance expense” on the Statement of Operations.
28 | OPPENHEIMER CASH RESERVES

5. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and
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NOTES TO FINANCIAL STATEMENTS Continued
5. Pending Litigation Continued
former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Cash Reserves:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Cash Reserves, including the statement of investments, as of July 30, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Cash Reserves for the years ended prior to August 1, 2008 were audited by other auditors whose report dated September 12, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 30, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Cash Reserves as of July 30, 2010, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 17, 2010
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 30, 2010 are qualified dividend income or eligible for the corporate dividend-received deduction.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 30, 2010, the maximum amount allowable but not less than $40,428 or 33.22% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $3,689 or 35.23% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 2000) Age: 73	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 1998) Age: 73	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2000) Age: 71	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 68	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996)
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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Jon S. Fossel, Continued	and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 69	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 63	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991- April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 65	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

F. William Marshall, Jr., Trustee (since 2000) Age: 68	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 51	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 65 portfolios as a Trustee/Director and 96 portfolios as an Officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
36 | OPPENHEIMER CASH RESERVES

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Keffer and Zack, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Proctor, Vandehey, Wixted and Ms. Wolf, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Carol E. Wolf, Vice President and Portfolio Manager (since 1998) Age: 58	Senior Vice President of the Manager (since June 2000) and of HarbourView Asset Management Corporation (since June 2003); Vice President of the Manager (June 1990-June 2000). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Christopher Proctor, Vice President and Portfolio Manager (since 2010) Age: 42	Vice President of the Manager (since August 2008) and a Senior Analyst in the Money Market Fund Group responsible for leading the money market research team; a CFA and CTP. Prior to joining the Manager, a Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002). A Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007) and a Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 96 portfolios in the OppenheimerFunds complex.
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Vice President and Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
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OPPENHEIMER CASH RESERVES

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
39 | OPPENHEIMER CASH RESERVES

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
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Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
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Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $21,300 in fiscal 2010 and $21,300 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $285,900 in fiscal 2010 and $271,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, agreed upon procedures for the CP conduit and professional services for the capital accumulation plan, FIN 45 and FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $6,989 in fiscal 2010 and $6,211 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $292,889 in fiscal 2010 and $277,751 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.

a) Not applicable.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Cash Reserves

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date: 09/13/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date: 09/13/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date: 09/13/2010